                                                                    EXHIBIT 99.1

                  Saga Communications, Inc. Reports 2nd Quarter
          Net Revenue increase of 6.8% and Net Income increase of 15.4%

                                                                        CONTACT:
                                                                  Samuel D. Bush
                                                                    313/886-7070

Grosse Pointe Farms, MI -- August 6, 2003 -- Saga Communications, Inc. (AMEX-SGA) today announced its second quarter operating results. For the quarter ended June 30, 2003, net revenue increased 6.8% over the comparable period in 2002 to approximately $31.8 million. Net income for the quarter increased 15.4% to approximately $4.2 million ($.20 per share on a fully diluted basis). Net income for the quarter includes a gain of $357 thousand primarily due to the sale of WVKO-AM in conjunction with the acquisition of WODB-FM in Columbus, OH. Without this gain net income for the quarter increased 5.7%. Station operating income (net operating revenue less station operating expense) increased 3.6% to approximately $11.3 million for the quarter. Free cash flow (defined as net income plus depreciation, amortization and deferred taxes less capital expenditures) for the quarter increased 4.1% to approximately $5.2 million.

On a same station basis for the quarter, net revenue increased .3% to approximately $29.3 million and station operating income (net operating revenue less station operating expense) increased 2.1% to approximately $11.0 million for the quarter.

For the six months ended June 30, 2003, net revenue increased 7.9% (1.0% on a same station basis) over the comparable period in 2002 to approximately $57.9 million. Net income for the six-month period increased 7.6% to approximately $5.9 million ($.28 per share on a fully diluted basis). Station operating income increased 2.4% (1.2% on a same station basis) to approximately $18.6 million. Free cash flow (defined as net income plus depreciation, amortization and deferred taxes less capital expenditures) for the six month period increased .5% to approximately $6.6 million.

Capital expenditures were approximately $1.7 million in the second quarter with approximately $815 thousand being spent as a result of acquisitions. For the first quarter total capital expenditures were approximately $2.5 million with approximately $1 million being acquisition oriented.

Station operating income and free cash flow are generally recognized by the broadcasting industry as measures of performance and are used by analysts who report on the industry to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. Station operating income and free cash flow are not measures of liquidity or of performance in accordance with generally accepted accounting principles (GAAP), and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis.

The attached Selected Supplemental Financial Data table discloses "as reported", "same station" and "pro forma" information by segment. The "as reported" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "pro forma" amounts assume the 2003 and 2002 acquisitions occurred as of January 1, 2002.

Additionally, Saga is releasing its financial expectations for the year 2003. With the adoption of Regulation FD by the Securities and Exchange Commission, the Company is providing guidance in order to widely disseminate the Company's outlook for the remainder of 2003. This guidance is based on the economic and market conditions as of August 6, 2003. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While Saga may from time to time issue updated guidance, it assumes no obligation to do so.

For the quarter ending September 30, 2003, the Company expects net revenues of approximately $31.0 - $32.0 million and station operating income of approximately $11.5 - $12.5 million. For the year ending 2003, the Company expects both net revenue and station operating income on a pro forma basis to be flat to up 2%.

On July 29, 2003 the Company completed a new senior secured credit facility with The Bank of New York, as Administrative Agent, Union Bank of California, N.A., as Syndication Agent, and Fleet National Bank, as Documentation Agent. The new facility is structured as a $200 million reducing revolver with an initial borrowing of $109,100,000 used to pay indebtedness under the previous credit facility. The maturity date of the Agreement is July 29, 2010 with the initial interest rate of 1.50% over 6 month LIBOR. The Company expects to incur a write-off of unamortized debt issuance costs of approximately $1.3 million due to this refinancing during the third quarter of 2003.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 23 markets, including 46 FM and 25 AM radio stations, 2 state radio networks, 1 farm radio network, 4 television stations and 3 low power television stations. For additional information contact us at 313/886-7070 or on our website at www.sagacommunications.com.

Saga's second quarter results conference call will be on Thursday, August 7 at 9AM. The dial in number for domestic calls is 888/273-9887. For international callers the number is 612/332-0632. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 690722.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes", "expects", "anticipates", "guidance" and similar expressions are intended to identify forward-looking statements. Key risks are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

                           SAGA COMMUNICATIONS, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                      FOR THE THREE AND SIX MONTH PERIODS
                          ENDED JUNE 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)

                                                            THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                  JUNE 30,                           JUNE 30,
                                                          2003               2002             2003              2002
                                                       -----------------------------------------------------------------
OPERATING RESULTS
Net revenue                                             $  31,790         $  29,763         $  57,931         $  53,691
Station operating expense
   (excluding depreciation, amortization,
   corporate general and administrative)                   20,497            18,864            39,310            35,497
                                                       -----------------------------------------------------------------
Station operating income (*)                               11,293            10,899            18,621            18,194
Corporate general and administrative                        1,896             1,542             3,141             2,834
Depreciation                                                1,671             1,534             3,390             2,975
Amortization                                                  120               125               210               250
                                                       -----------------------------------------------------------------
Operating profit                                            7,606             7,698            11,880            12,135
Interest expense                                            1,157             1,367             2,692             2,708
Other (income) expense                                       (357)               10              (365)                3
                                                       -----------------------------------------------------------------
Income before income tax                                    6,806             6,321             9,553             9,424
Income tax provision                                        2,577             2,656             3,675             3,959
                                                       -----------------------------------------------------------------
Net income                                              $   4,229         $   3,665         $   5,878         $   5,465
                                                       =================================================================
Earnings per share:
    Basic                                               $     .20         $     .18         $     .28         $     .27
                                                       =================================================================
    Diluted                                             $     .20         $     .17         $     .28         $     .26
                                                       =================================================================
Weighted average common shares                             20,815            20,585            20,810            20,550
Weighted average common shares and common
   equivalents                                             21,354            21,250            21,309            21,152

FREE CASH FLOW
Net Income                                              $   4,229         $   3,665         $   5,878         $   5,465
Plus:  Depreciation and amortization                        1,791             1,659             3,600             3,225
       Deferred tax provision                                 896               876             1,335             1,306
Less:  Capital expenditures                                (1,682)           (1,174)           (4,203)           (3,417)
                                                       -----------------------------------------------------------------
Free cash flow                                          $   5,234         $   5,026         $   6,610         $   6,579
                                                       =================================================================

BALANCE SHEET DATA
Working capital                                                                             $  19,455         $  18,089
Net fixed assets                                                                               60,709            57,263
Net intangible and other assets                                                               145,896           119,788
Total assets                                                                                  237,814           211,033
Long term debt (including current portion of $98
   and $4,552, respectively)                                                                  109,489           105,276
Stockholders' equity                                                                           99,482            81,948


     (*) Excluding depreciation, amortization, and corporate general and administrative

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                            FOR THE SIX MONTHS ENDED
                             JUNE 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                  AS-REPORTED                SAME STATION                PRO FORMA(1)
     CONSOLIDATED                               SIX MONTHS ENDED           SIX MONTHS ENDED            SIX MONTHS ENDED
     (In thousands of dollars)                       JUNE 30,                   JUNE 30,                   JUNE 30,
                                                2003          2002        2003           2002          2003         2002
                                            ------------------------   --------------------------   -----------------------

     Net operating revenue                    $57,931      $53,691       $53,528        $53,016       $57,931     $56,478
     Station operating expense                 39,310       35,497        35,338         35,040        39,310      37,712
                                            ------------------------   --------------------------   -----------------------
     Station operating income                  18,621       18,194        18,190         17,976        18,621      18,766
     Corporate general and administrative       3,141        2,834         3,141          2,834         3,141       2,932
     Depreciation                               3,390        2,975         3,196          2,963         3,390       3,118
     Amortization                                 210          250           180            250           210         250
                                            ------------------------   --------------------------   -----------------------
     Operating profit                          11,880       12,135       $11,673        $11,929        11,880      12,466
     Interest expense                           2,692        2,708                                      2,692       2,804
     Other (income) expense                      (365)           3                                       (365)          3
     Income tax provision                       3,675        3,959                                      3,675       4,058
                                            ------------------------                                -----------------------
     Net income                               $ 5,878      $ 5,465                                    $ 5,878     $ 5,601
                                            ========================                                =======================
     Earnings per share:
       Basic                                  $  0.28      $  0.27                                    $  0.28     $  0.27
                                            ========================                                =======================
       Diluted                                $  0.28      $  0.26                                    $  0.28     $  0.26
                                            ========================                                =======================


                                                   AS-REPORTED               SAME STATION                  PRO FORMA(1)
     RADIO SEGMENT                               SIX MONTHS ENDED          SIX MONTHS ENDED             SIX MONTHS ENDED
     (In thousands of dollars)                       JUNE 30,                   JUNE 30,                     JUNE 30,
                                                2003          2002        2003            2002          2003         2002
                                            ------------------------   --------------------------    -----------------------

     Net operating revenue                    $52,200      $47,931       $47,797        $47,256       $52,200     $50,718
     Station operating expense                 34,606       30,931        30,634         30,474        34,606      33,146
                                            ------------------------   --------------------------    -----------------------
     Station operating income                  17,594       17,000        17,163         16,782        17,594      17,572
     Depreciation                               2,515        2,168         2,321          2,156         2,515       2,311
     Amortization                                 203          238           173            238           203         238
                                            ------------------------   --------------------------    -----------------------
     Operating profit                         $14,876      $14,594       $14,669        $14,388       $14,876     $15,023


                                                   AS-REPORTED               SAME STATION                   PRO FORMA(1)
     TELEVISION SEGMENT                          SIX MONTHS ENDED          SIX MONTHS ENDED               SIX MONTHS ENDED
     (In thousands of dollars)                       JUNE 30,                   JUNE 30,                       JUNE 30,
                                                2003          2002         2003         2002              2003         2002
                                            ------------------------   --------------------------     ---------------------

     Net operating revenue                    $ 5,731      $ 5,760       $ 5,731        $ 5,760       $ 5,731     $ 5,760
     Station operating expense                  4,704        4,566         4,704          4,566         4,704       4,566
                                            ------------------------   --------------------------     ---------------------
     Station operating income                   1,027        1,194         1,027          1,194         1,027       1,194
     Depreciation                                 776          708           776            708           776         708
     Amortization                                   7           12             7             12             7          12
                                            ------------------------   --------------------------     ---------------------
     Operating profit (loss)                  $   244      $   474       $   244        $   474       $   244     $   474


(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE THREE MONTHS ENDED
                             JUNE 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                AS-REPORTED                   SAME STATION                 PRO FORMA (1)
CONSOLIDATED                                THREE MONTHS ENDED            THREE MONTHS ENDED           THREE MONTHS ENDED
(In thousands of dollars)                        JUNE 30,                       JUNE 30,                      JUNE 30,
                                             2003         2002             2003         2002             2003         2002
                                       --------------------------    --------------------------    --------------------------
Net operating revenue                       $31,790      $29,763          $29,280      $29,204          $31,790      $31,096
Station operating expense                    20,497       18,864           18,328       18,480           20,497       19,971
                                       --------------------------    --------------------------    --------------------------
Station operating income                     11,293       10,899           10,952       10,724           11,293       11,125
Corporate general and administrative          1,896        1,542            1,896        1,542            1,896        1,615
Depreciation                                  1,671        1,534            1,577        1,522            1,671        1,594
Amortization                                    120          125               90          125              120          125
                                       --------------------------    --------------------------    --------------------------
Operating profit                              7,606        7,698           $7,389       $7,535            7,606        7,791
Interest expense                              1,157        1,367                                          1,157        1,439
Other (income) expense                         (357)          10                                           (357)          10
Income tax provision                          2,577        2,656                                          2,577        2,665
                                       --------------------------                                  --------------------------
Net income                                   $4,229       $3,665                                         $4,229       $3,677
                                       ==========================                                  ==========================
Earnings per share:
  Basic                                       $0.20        $0.18                                          $0.20        $0.18
                                       ==========================                                  ==========================
  Diluted                                     $0.20        $0.17                                          $0.20        $0.17
                                       ==========================                                  ==========================







                                                AS-REPORTED                  SAME STATION                 PRO FORMA (1)
RADIO SEGMENT                               THREE MONTHS ENDED            THREE MONTHS ENDED           THREE MONTHS ENDED
(In thousands of dollars)                         JUNE 30,                      JUNE 30,                     JUNE 30,
                                             2003         2002             2003         2002             2003         2002
                                       --------------------------    --------------------------    --------------------------
Net operating revenue                       $28,675      $26,758          $26,165      $26,199          $28,675      $28,091
Station operating expense                    18,077       16,454           15,908       16,070           18,077       17,561
                                       --------------------------    --------------------------    --------------------------
Station operating income                     10,598       10,304           10,257       10,129           10,598       10,530
Depreciation                                  1,234        1,130            1,140        1,118            1,234        1,190
Amortization                                    117          119               87          119              117          119
                                       --------------------------    --------------------------    --------------------------
Operating profit                             $9,247       $9,055           $9,030       $8,892           $9,247       $9,221







                                                 AS-REPORTED                   SAME STATION                 PRO FORMA (1)
                                             THREE MONTHS ENDED            THREE MONTHS ENDED           THREE MONTHS ENDED
TELEVISION SEGMENT                                 JUNE 30,                       JUNE 30,                      JUNE 30,
(In thousands of dollars)                     2003         2002             2003         2002             2003         2002
                                       --------------------------    --------------------------    --------------------------
Net operating revenue                        $3,115       $3,005           $3,115       $3,005           $3,115       $3,005
Station operating expense                     2,420        2,410            2,420        2,410            2,420        2,410
                                       --------------------------    --------------------------    --------------------------
Station operating income                        695          595              695          595              695          595
Depreciation                                    388          354              388          354              388          354
Amortization                                      3            6                3            6                3            6
                                       --------------------------    --------------------------    --------------------------
Operating profit (loss)                        $304         $235             $304         $235             $304         $235



(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                            FOR THE SIX MONTHS ENDED
                             JUNE 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                                                                  PRO FORMA (1)       PRO FORMA (1)
                                              PRO FORMA (1)               PRO FORMA (1)           THREE MONTHS        THREE MONTHS
CONSOLIDATED                               THREE MONTHS ENDED          THREE MONTHS ENDED             ENDED               ENDED
(In thousands of dollars)                       MARCH 31,                    JUNE 30,              SEPTEMBER 30,       DECEMBER 31,
                                            2003         2002           2003         2002              2002               2002
                                      --------------------------  --------------------------   -----------------   ---------------
Net operating revenue                      $26,141      $25,382        $31,790      $31,096             $30,790           $31,756
Station operating expense                   18,813       17,741         20,497       19,971              18,644            20,389
                                      --------------------------  --------------------------   -----------------   ---------------
Broadcast cash flow                          7,328        7,641         11,293       11,125              12,146            11,367
Corporate general and administrative         1,245        1,317          1,896        1,615               1,584             1,702
Depreciation                                 1,719        1,524          1,671        1,594               1,598             1,518
Amortization                                    90          125            120          125                 125               124
                                      --------------------------  --------------------------   -----------------   ---------------
Operating profit                             4,274        4,675          7,606        7,791               8,839             8,023
Interest expense                             1,535        1,365          1,157        1,439               1,416             1,459
Other (income) expense                          (8)          (7)          (357)          10                (150)              306
Income tax provision                         1,098        1,393          2,577        2,665               3,181             2,147
                                      --------------------------  --------------------------   -----------------   ---------------
Net income                                  $1,649       $1,924         $4,229       $3,677              $4,392            $4,111
                                      ==========================  ==========================   =================   ===============
Earnings per share:
  Basic                                      $0.08        $0.09          $0.20        $0.18               $0.21             $0.20
                                      ==========================  ==========================   =================   ===============
  Diluted                                    $0.08        $0.09          $0.20        $0.17               $0.21             $0.19
                                      ==========================  ==========================   =================   ===============







                                                                                                  PRO FORMA (1)       PRO FORMA (1)
                                               PRO FORMA (1)              PRO FORMA (1)          THREE MONTHS        THREE MONTHS
RADIO SEGMENT                               THREE MONTHS ENDED         THREE MONTHS ENDED             ENDED               ENDED
(In thousands of dollars)                        MARCH 31,                   JUNE 30,              SEPTEMBER 30,       DECEMBER 31,
                                            2003         2002           2003         2002              2002                2002
                                      --------------------------  --------------------------   -----------------    ---------------
Net operating revenue                      $23,525      $22,627        $28,675      $28,091             $27,650            $28,246
Station operating expense                   16,529       15,585         18,077       17,561              16,360             18,023
                                      --------------------------  --------------------------   -----------------    ---------------
Broadcast cash flow                          6,996        7,042         10,598       10,530              11,290             10,223
Depreciation                                 1,281        1,121          1,234        1,190               1,195              1,099
Amortization                                    86          119            117          119                 119                118
                                      --------------------------  --------------------------   -----------------    ---------------
Operating profit                            $5,629       $5,802         $9,247       $9,221              $9,976             $9,006








                                                                                                 PRO FORMA (1)       PRO FORMA (1)
                                               PRO FORMA (1)              PRO FORMA (1)          THREE MONTHS        THREE MONTHS
TELEVISION SEGMENT                          THREE MONTHS ENDED         THREE MONTHS ENDED            ENDED               ENDED
(In thousands of dollars)                        MARCH 31,                   JUNE 30,             SEPTEMBER 30,       DECEMBER 31,
                                          2003         2002           2003         2002              2002                2002
                                      --------------------------  --------------------------   -----------------    ---------------
Net operating revenue                       $2,616       $2,755         $3,115       $3,005              $3,140             $3,510
Station operating expense                    2,284        2,156          2,420        2,410               2,284              2,366
                                      --------------------------  --------------------------   -----------------    ---------------
Broadcast cash flow                            332          599            695          595                 856              1,144
Depreciation                                   388          354            388          354                 354                370
Amortization                                     4            6              3            6                   6                  6
                                      --------------------------  --------------------------   -----------------    ---------------
Operating profit                              ($60)        $239           $304         $235                $496               $768



(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.